Consolidated statements of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Consolidated statements of comprehensive income
Profit for the year	$ 86,053	$ 11,138	$ 81,999
Items that will not be reclassified subsequently to profit and loss:
Change in fair value on equity instrument at FVOCI, net of hedging	491	(1,224)	187
Items that are or may be reclassified subsequently to profit and loss:
change in fair value of debt instruments net of hedging	(2,694)	2,667	(3,948)
Reclassification of gains (losses) on financial instruments to the profit or loss	261	(1,704)	7,035
Exchange difference in conversion of foreign currency operation	(296)	(1,282)	1,490
Other comprehensive income (loss)	(2,238)	(1,543)	4,764
Total comprehensive income For the year	$ 83,815	$ 9,595	$ 86,763